100 Pier 4 – Boston, MA
Unencumbered Wholly-Owned

Exhibit 99.2


100 PIER 4

UDR, Inc.

Opening doors to the future®

Investor Presentation - Unencumbered Pool Supplement

November 2015



Residences at Bella Terra – Orange County, CA
Unencumbered Wholly-Owned

CFO:
Tom Herzog
720.283.6139

Investor Relations:
Shelby Noble
720.922.6082

UNENCUMBERED POOL

Q3 2015 Unencumbered Pool Overview	
Unencumbered REO	$6.2 billion
Number of Communities	99
Number of Homes	26,812
Average Age	18 Years
% of Total REO	73%

UNENCUMBERED POOL TRANSFORMATION SINCE 2009

- $3.0B increase in the Unencumbered Pool, all in Core Markets
- 73% of REO Unencumbered today versus 51% in 2009
- Average age reduced to 18 in 2015 from 23 in 2009
- REO/Home increased to $232k per home from $133k per home in 2009

	Unencumbered Pool 4Q 2009				Unencumbered Pool Q3 2015			
	# of Communities	# of Homes	Average Age (in years)	Unencumbered REO 4Q09 ($M) [1]	# of Communities	# of Homes	Average Age (in years)	Unencumbered REO Aug 2015 ($M) [1]
New York, NY	-	-	-	-	3	1,452	10	$1,022
Orange County, CA	6	1,332	25	292	8	3,426	14	950
Metropolitan DC	9	2,364	21	454	11	3,480	15	915
San Francisco, CA	9	1,646	30	306	7	1,795	14	646
Seattle, WA	3	739	26	190	9	1,581	11	530
Boston, MA	-	-	-	-	3	916	9	427
Los Angeles, CA	5	760	8	207	4	911	18	282
Monterey Peninsula, CA	7	1,565	39	151	9	2,021	38	232
Tampa, FL	9	2,894	24	285	6	1,878	16	217
Baltimore, MD	5	1,074	17	105	7	1,538	20	209
Dallas, TX	6	1,440	20	222	6	1,377	19	161
Orlando, FL	6	1,520	13	136	6	1,584	9	150
Nashville, TN	5	1,252	23	92	6	1,612	22	137
Richmond, VA	5	1,285	25	140	3	782	18	121
Austin, TX	1	250	19	27	3	883	12	87
Norfolk, VA	4	940	37	51	4	846	41	55
Inland Empire, CA	1	420	21	50	1	240	14	32
Other Mid-Atlantic	6	1,132	24	77	1	168	27	15
San Diego, CA	2	573	14	102	1	102	49	20
Portland, OR	-	-	20	-	1	220	26	19
Other Florida	7	2,053	16	173	-	-	-	-
Other Non-Core Markets	5	1,137	33	169	-	-	-	-
Total Unencumbered Pool	**101**	**24,376**	**23**	**$3,231**	**99**	**26,812**	**18**	**$6,223**


Los Alisos – Orange County, CA
Unencumbered Wholly-Owned


Beach and Ocean – Huntington, CA
Unencumbered Wholly-Owned

(1) Defined as undepreciated book value of assets.

UNENCUMBERED POOL

• $6.2 BILLION UNENCUMBERED REO

	# of Communities	# of Homes	Average Age (in years)	Annualized YTD NOI ($M) [1]	Unencumbered REO ($M) [3]	% of Total	Portfolio Total REO ($M) [2]
West Region							
Orange County, CA	8	3,426	14	$ 57.0	$ 950	77%	$ 1,232
San Francisco, CA	7	1,795	14	56.6	646	100%	646
Seattle, WA	9	1,581	11	29.2	530	87%	613
Los Angeles, CA	4	911	18	17.0	282	46%	614
Monterey Peninsula, CA	9	2,021	38	28.3	232	67%	348
Inland Empire, CA	1	240	14	2.7	32	31%	103
Portland, OR	1	220	26	4.1	19	41%	47
San Diego, CA	1	102	49	1.4	20	100%	20
	40	**10,296**	**19**	**$ 196.4**	**$ 2,712**	**75%**	**$ 3,622**
Mid-Atlantic Region							
Metropolitan DC	11	3,480	15	55.9	915	78%	1,175
Baltimore, MD	7	1,538	20	19.0	209	67%	312
Richmond, VA	3	782	18	8.8	121	85%	142
Norfolk, VA	4	846	41	6.6	55	100%	55
Other Mid-Atlantic	1	168	27	1.7	15	100%	15
	26	**6,814**	**20**	**$ 92.0**	**$ 1,315**	**77%**	**$ 1,699**
Northeast Region							
New York, NY	3	1,452	10	53.5	1,022	79%	1,291
Boston, MA	3	916	9	13.4	427	73%	583
	6	**2,368**	**10**	**$ 66.9**	**$ 1,449**	**77%**	**$ 1,875**
Southeast Region							
Tampa, FL	6	1,878	16	18.8	217	85%	256
Orlando, FL	6	1,584	9	14.8	150	68%	222
Nashville, TN	6	1,612	22	13.9	137	70%	195
Other Florida	-	-	-	-	-	0%	82
	18	**5,074**	**15**	**$ 47.4**	**$ 504**	**67%**	**$ 754**
Southwest Region							
Dallas, TX	6	1,377	19	9.8	161	46%	353
Austin, TX	3	883	12	7.7	87	58%	150
	9	**2,260**	**16**	**$ 17.5**	**$ 248**	**49%**	**$ 502**
Unencumbered Total	**99**	**26,812**	**18**	**$ 417.8**	**$ 6,223**	**73%**	-
Portfolio Total	**136**	**39,405**	**17**	**$ 597.0**			**$ 8,473**


2,106 Homes
$1.4B REO
6,814 Homes
$1.3B REO
10,296 Homes
$2.7B REO
2,260 Homes
$246M REO
5,646 Homes
$541M REO

(1) YTD annualized as of 3Q 2015.
(2) Defined as undepreciated book value of assets.

Investor Relations Contact:

Shelby Noble
snoble@udr.com
720.922.6082